CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                          AND CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

      I, Stephen Farkas, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of AAMPRO Group, Inc. on Form 10-QSB for the quarter ended March 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of AAMPRO Group, Inc. on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of AAMPRO Group, Inc.


                                                  By: /s/ Stephen Farkas
                                                  ------------------------------
                                                  Name:  Stephen Farkas
                                                  Title: Chief Executive Officer
                                                  and Chief Financial Officer


Dated: May 18, 2006